SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
On January 7, 2022, the Company announced that it has purchased an additional 6,775,000 shares of common stock of AEL Holdings, bringing its total combined equity interest in AEL Holdings to approximately 16%. The Company acquired the additional shares issued from treasury at a price of $37.33 per share, being AEL Holdings’s adjusted book value as of September 30, 2021, for total consideration of approximately $253 million.

On March 9, 2022, the Company’s credit agreement with Brookfield Asset Management was increased to $400 million. As at the date of these financial statements, there were no amounts drawn on the credit facility